                                                                    EXHIBIT 10.7
                                                                    ------------

                                                                       EXHIBIT C
                                                                       ---------


                                     SECOND
                                     ------
                              AMENDED AND RESTATED
                              --------------------
                              SHAREHOLDER AGREEMENT
                              ---------------------


         THIS SHAREHOLDER AGREEMENT, dated as of August 25, 1995 ("THIS AGREEMENT"), is entered into by and among Xionics Document Technologies, Inc., a Delaware corporation (the "COMPANY"), the persons named in SCHEDULE I to this Agreement (hereinafter referred to, collectively, as the "SECURITYHOLDERS" and, singly, as a "SECURITYHOLDER"), and the persons named in SCHEDULE II to this Agreement (hereinafter referred to, collectively, as the "INVESTORS" and, singly, as an "INVESTOR").

         The Company is a corporation duly organized and existing under the laws of the State of Delaware with an authorized capitalization of 20,000,000 shares of Class A Common Stock, $.01 par value per share (the "CLASS A COMMON STOCK"), 10,000,000 shares of Class B Common Stock, $.01 par value per share (the "CLASS B COMMON STOCK", and together with the Class A Common Stock, the "COMMON STOCK"), 3,603,305 shares of Class A Convertible Preferred Stock, $.01 par value per share (the "CLASS A PREFERRED STOCK"), zero (0) shares of Class B Redeemable Preferred Stock, $.01 par value per share (the "CLASS B PREFERRED STOCK"), and 2,779,615 shares of Class C Redeemable Convertible Preferred Stock, $.01 par value per share (the "CLASS C PREFERRED STOCK" and, together with the Class A Preferred Stock and the Class B Preferred Stock, the "PREFERRED STOCK"). After giving effect to the closing contemplated by the Purchase Agreement described below, each Securityholder will own the number of shares of Class A Common Stock set forth opposite his name on SCHEDULE I attached hereto, or options exercisable for the number of shares of Common Stock set forth opposite his name on SCHEDULE I attached hereto, and each Investor will own the number of shares of Class A Preferred Stock and Class C Preferred Stock set forth opposite the name of such Investor on SCHEDULE II attached hereto.

         WHEREAS, the Company and the Investors are party to that certain Securities Purchase Agreement, dated as of August 25, 1995 (the "PURCHASE AGREEMENT"), pursuant to which the Investors purchased from the Company shares of Class C Preferred Stock;

         WHEREAS, the Investors wish to enter into certain agreements relating to the disposition and voting of the capital stock of the Company held by them; and

         WHEREAS, as a condition precedent to the obligations of the Investors to purchase shares of Class C Preferred Stock, the Investors have required that each of the Securityholders enter into this Agreement.

         NOW, THEREFORE, in consideration of these premises and of the mutual covenants, agreements and obligations herein set forth, and fully intending to be legally bound hereby, each of the parties hereto hereby agrees as follows:

         SECTION 1. DEFINITIONS. Terms used herein without definition that are defined in the Purchase Agreement shall have the meaning specified for such term in the Purchase Agreement. As used herein, the following terms shall have the following respective meanings:

         "AFFILIATE" shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any Stockholder.

         "CORPORATE TRANSACTION" shall mean any of the following transactions:
(i) the merger or consolidation, sale or other disposition of all or any substantial part of the assets, or other reorganization, of the Company or any of its Subsidiaries; (ii) the liquidation, dissolution or winding up of the Company or any of its Subsidiaries; (iii) the redemption or repurchase of any outstanding equity securities of the Company; (iv) the declaration or payment of any dividends or other distributions of any kind on any equity securities of the Company; (v) the authorization, issue or sale by the Company of any equity securities of the Company; and (vi) the amendment, repeal, modification or restatement of any provision of the Certificate of Incorporation or By-laws of the Company or any of its Subsidiaries.

         "FAMILY MEMBER" shall mean, as applied to any individual, any spouse, child, parent, brother or sister, or spouse of any thereof, and each trust created for the benefit of one or more of such persons and each custodian of property of one or more such persons.

         "GROUP" shall mean:


                  (i) IN THE CASE OF ANY STOCKHOLDER WHO IS AN INDIVIDUAL, (A) such Stockholder, (B) such Stockholder's then spouse and the children, grandchildren or parents of such Stockholder, (C) a trust for the benefit of any of the foregoing, (D) any corporation or partnership controlled by such Stockholder, and (E) the heirs, executors, administrators or other legal representatives of any deceased Stockholder;

                  (ii) IN THE CASE OF ANY STOCKHOLDER THAT IS A PARTNERSHIP, (A) such partnership and any of its limited or general partners, (B) any corporation or other business organization to which such partnership shall sell all or any substantial part of its assets or with which it shall be merged, and (C) any Affiliate of such partnership;

                  (iii) IN THE CASE OF ANY STOCKHOLDER THAT IS A CORPORATION,
         (A) such corporation, its parent and any of such corporation's or parent's subsidiaries, (B) any corporation or other business organization to which such corporation shall sell all or any substantial part of its assets or with which it shall be merged or consolidated, and (C) any Affiliate of such corporation; and

                  (iv) IN THE CASE OF ANY STOCKHOLDER THAT IS A TRUST, (A) such trust, (B) any corporation or other business organization to which such trust shall sell all or any substantial part of its assets or with which it shall be merged, and (C) any Affiliate of such trust.

         "HOLDER" shall mean, with respect to any security of the Company, as of any date of determination, the person in whose name such security shall be registered.

         "INVESTORS" shall mean (unless the context otherwise requires), collectively, the several persons who shall from time to time be parties to and be bound by all applicable provisions of this Agreement as "INVESTORS" hereunder, and shall in any event include each person named in SCHEDULE II to this Agreement so long as such person remains bound by this Agreement in accordance with the terms hereof and any Permitted Transferee (other than a Securityholder) of such Investor; and "INVESTOR" shall mean any one of such persons.

         "MAJORITY IN INTEREST OF HOLDERS" shall mean, as to any given series or class of securities of the Company, as of any date of determination, the Holders of more than fifty percent (50%) of the aggregate number of shares of such series or class then outstanding.

         "MANAGEMENT STOCKHOLDERS" means any or all of (i) Robert Gilkes, (ii) Ian Richardson, (iii) Edward Mallen, (iv) Robert Downs, (v) Gerard Feeney, (vi) Frank Monaco and (vii) Rosemary Grande.

         "NOTICE OF ACCEPTANCE" shall mean the written notice delivered pursuant to Section 3(a) or 3(b) of this Agreement by the Company or by any Investor accepting the offer of a Stockholder to sell certain shares of Stock to the Company or to the Investors at the purchase price and on the terms specified in such offer.

         "NOTICE OF INTENTION TO PARTICIPATE" shall mean the written notice delivered pursuant to Section 3(c) of this Agreement by an Investor to the Company, a transferring Stockholder and the other Investors, exercising such Investor's right to have a portion of its shares of Stock purchased by an Offeror or other Investors.

         "NOTICE OF INTENTION TO SELL" shall mean the written notice delivered pursuant to Section 3(a) or 3(b) by an Offeree to the Company or the Investors, evidencing such Offeree's intention to sell shares of Stock to an Offeror and offering such shares of Stock at the purchase price and on the terms specified in such notice.

         "OFFER" shall have the meaning specified in the recitals to Section 3 of this Agreement.

         OFFEREE" shall have the meaning specified in the recitals to Section 3 of this Agreement.

         "OFFEROR" shall have the meaning specified in the recitals to Section 3 of this Agreement.

         "OWNERSHIP PERCENTAGE" shall mean the percentage obtained by dividing the total number of shares of Stock owned or deemed to be owned by a selling Stockholder, by the sum of the aggregate number of shares of Stock owned or deemed to be owned by (A) all Investors delivering a Notice of Intention to Participate, and by (B) the Stockholder delivering a Notice of Intention to Sell.

         "OVERSUBSCRIPTION" shall have the meaning attributed to it in Section 3(e) of this Agreement.

         "PERMITTED TRANSFEREE" shall mean, with respect to any Stockholder, any transferee of Stock held by such Stockholder pursuant to a Sale permitted by this Agreement.

         "PROPORTIONATE PERCENTAGE" shall mean the PRO RATA percentage of shares of Stock being offered by a Stockholder pursuant to Section 3 hereof that each Investor shall be entitled to purchase, if any. Such PRO RATA percentage of Stock, as to each Investor, shall be the percentage obtained by dividing the number of shares of outstanding Stock owned or deemed to be owned by such Investor by the aggregate number of shares of Stock owned or deemed to be owned by all Investors.

         "SECURITYHOLDERS" shall mean (unless the context otherwise requires), collectively, the several persons who shall from time to time be parties to and be bound by all applicable provisions of this Agreement as "SECURITYHOLDERS" hereunder, and shall in any event include each person named in SCHEDULE I to this Agreement so long as such person remains bound by this Agreement in accordance with the terms hereof, and any Permitted Transferee (other than any Investor) of any such person; and "SECURITYHOLDER" shall mean any one of such persons.

         "SELL", as to any shares of Stock, shall mean to sell, transfer by gift, or in any other way directly or indirectly transfer, assign, distribute, encumber or otherwise dispose of, whether voluntarily or involuntarily, by operation of law or otherwise.

         "STOCK" shall mean (i) the currently issued and outstanding shares of Common Stock of the Company, (ii) any shares of capital stock of the Company into which such shares are hereafter converted or for which they are hereafter exchanged, (iii) any additional shares of Common Stock hereafter issued and outstanding, and (iv) shares of Common Stock issued or issuable upon conversion of or exchange for or upon exercise of all rights under convertible securities and other options, warrants or securities. For all purposes of this Agreement, each Stockholder shall be deemed to own at any particular time, and such Stockholder's Stock at any particular time shall include, the total number of shares of Common Stock issuable by the Company upon conversion of or exchange for or upon exercise of rights under all convertible securities and all other options, warrants or securities then held by such Stockholder.

         "STOCKHOLDERS" shall mean, collectively, the Securityholders and the Investors; and "STOCKHOLDER" shall mean any one of such persons.

         SECTION 2. LIMITATIONS ON SALES OF SHARES--GENERAL. Each Stockholder hereby agrees that such Stockholder shall not, at any time during the term of this Agreement, Sell any Stock EXCEPT:

         (a) by sale in accordance with Section 3 hereof;

         (b) by transfer to another member of the Group to which such Stockholder belongs, so long as the recipient of such Stock shall agree in writing to become a party to, to become bound by and to comply with all applicable provisions of this Agreement as a Stockholder (either a Securityholder or an Investor, as applicable) hereunder;

         (c) by a sale approved prior to such sale in writing by Investors holding or deemed to be holding more than fifty percent (50%) of the total number of all shares of Stock then held or deemed to be held by all Investors; or

         (d) by sale as part of a Qualified Public Offering of the securities of the Company that results in the termination of this Agreement pursuant to
Section 6(b) hereof.

         SECTION 3. PROCEDURES ON SALE OF SHARES TO THIRD PARTY OFFERORS. In the event any Stockholder receives a BONA FIDE written offer from a third party (the "OFFEROR") to purchase any or all of such Stockholder's shares of Stock (the "OFFER"), and such sale would not be permitted by any of clauses (b) through (d) of Section 2 hereof, then such Stockholder (in this Section 3 called the "OFFEREE"), hereby agrees that such Offeree will not Sell any shares of Stock, except in accordance with the following procedures:

         (a) RIGHT OF PURCHASE BY COMPANY. The Offeree shall first deliver to the Company a written Notice of Intention to Sell (and the Company shall immediately give notice to the Investors of its receipt of such notice), which shall be irrevocable for a period of fifteen (15) days after delivery thereof, naming the Offeror, describing the Offer, and offering the shares of Stock to be sold by the Offeree at the purchase price and on the other terms specified in the Offer. The Company shall have the right and option, for a period of fifteen
(15) days after delivery of the Notice of Intention to Sell, to accept and purchase all or a portion of the shares of Stock so offered. Such acceptance shall be made by delivering a written Notice of Acceptance to such Offeree within such 15-day period.

         (b) RIGHT OF PURCHASE BY DESIGNATED INVESTORS. If the Company (i) fails to accept the shares of Stock specified in the Notice of Intention to Sell, (ii) accepts less than all of the shares of Stock specified in such notice, or (iii) rejects in writing the offer made in such notice, then, upon the earlier to occur of (x) the expiration of the 15-day acceptance period, (y) such partial acceptance, or (z) the written rejection of such offer, the Offeree shall deliver to each Investor a written Notice of Intention to Sell, which shall be irrevocable for a period of fifteen (15) days after delivery thereof, naming the Offeror, describing the Offer, and offering those shares of Stock not accepted by the Company, to be sold by the Offeree at the purchase price and on the other terms specified in the Offer. Each Investor shall have the right and option, for a period of fifteen (15) days after delivery of the Notice of Intention to Sell, to accept and purchase any or all of the shares of Stock so offered according to the applicable Proportionate Percentages. Such acceptance shall be made by delivering a written Notice of Acceptance to the Company, such Stockholder and the other Investors within said fifteen (15) day period.

         (c) RIGHT OF PARTICIPATION BY INVESTORS. In the case of any Offer, the Offeree shall deliver a notice of right to participate (the "PARTICIPATION NOTICE") to each of the Investors and the Company. Each Investor shall have the right and option, for a period of fifteen (15) days after delivery of the Participation Notice, to participate in the Offer and to cause all or any portion of such Investor's shares of Stock to be purchased by the Offeror and other Investors according to the applicable Ownership Percentages. Such participation shall be made by delivering a written Notice of Intention to Participate to the Company, the Offeree and the other Investors within said fifteen (15) day period.

         (d) CALCULATION OF RIGHTS OF PARTICIPATION AND PURCHASE. Upon receipt of all Notices of Acceptance and Notices of Intention to Participate, the Company shall compute the proportion of shares of Stock available for sale to the Offeror or to any Investor delivering a Notice of Acceptance, by any Stockholder or selling Investor delivering a Notice of Intention to Participate, as the case may be. Such proportion of shares of Stock to be sold by Stockholders delivering a Notice of Intention to Sell or a Participation Notice and by Investors delivering a Notice of Intention to Participate shall be equal to the product obtained by multiplying the aggregate number of shares of Stock to be purchased by the Offeror or by any purchasing Investors, if applicable, by the Ownership Percentage of each Stockholder delivering a Notice of Intention to Sell or a Participation Notice and each Investor delivering a Notice of Intention to Participate.

         (e) PURCHASE AND OVERSUBSCRIPTION RIGHTS OF INVESTORS. At the earlier of the receipt by the Company of Notices of Acceptance and Notices of Intention to Participate, or fifteen (15) days following the end of the period specified in Section 3(b) or 3(c) hereof, as applicable, any Investor who has delivered a Notice of Acceptance may purchase all or any portion of its Proportionate Percentage of shares of Stock so offered, as specified in such Investor's Notice of Acceptance.

Each Designated Investor that is accepting its full Proportionate Percentage under the terms of Section 3(b) hereof may also specify, simultaneously with the acceptance of such offer, that it is electing to subscribe for all or any portion of the remaining shares of Stock that other Investors do not elect to purchase under the terms of Sections 3(b) and 3(d) hereof (the "OVERSUBSCRIPTION"); PROVIDED, HOWEVER, that if subscriptions requested by all Investors pursuant to Oversubscriptions exceed the number of remaining shares of Stock available for purchase through such Oversubscriptions, then each Investor requesting an Oversubscription shall be entitled to purchase pursuant to its Oversubscription request the number of such remaining shares of Stock that bears the same ratio to such remaining shares of Stock as such Investor's holdings of shares of Stock bears to the holdings of shares of Stock of all Investors requesting Oversubscriptions; PROVIDED, FURTHER, that if any Investor shall subscribe, pursuant to its Oversubscription request, for less than its PRO RATA share of such remaining shares of Stock, the other Investors requesting an Oversubscription shall be entitled to purchase the remaining shares comprising the balance of such PRO RATA share in proportion to its holdings of shares of Stock, all subject to adjustment to eliminate sales of fractional shares as the Stockholder and any Investor delivering a Notice of Intention to Participate shall deem reasonably necessary.

         (f) DELIVERY OF SHARE CERTIFICATES. Sales of shares of Stock under the terms of Sections 3(a), 3(b), 3(c), 3(d) and 3(e) of this Agreement shall be made at the offices of the Company on a mutually satisfactory business day within ten (10) business days after the expiration of the appropriate period for acceptance as described in such Section. Delivery of certificates or other instruments evidencing such shares of Stock duly endorsed for transfer shall be made on such dates against payment of the purchase price therefor.

         (g) PERMITTED SALE TO OFFEROR. In the event that the Company or the Investors have delivered Notices of Acceptance with respect to only a part of the shares of Stock offered for sale, then the Offeree may sell to the Offeror the remaining shares of Stock so offered for sale at a price not less than the price, and on other terms not more favorable to the Offeror, than the price and the other terms, stated in the original Notice of Intention to Sell, at any time within sixty (60) days after the expiration of the period set forth in Section 3(f) hereof; PROVIDED, HOWEVER, that such Offeror shall agree in writing in advance with the parties hereto to be bound by and to comply with all applicable provisions of this Agreement as a Stockholder hereunder and thereunder and shall be deemed to be a Stockholder (either a Securityholder or an Investor, as applicable) for all purposes of this Agreement. In the event the remaining shares of Stock are not sold by the Offeree during such 60-day period, the right of the Offeree to sell such remaining shares of Stock shall expire and the obligations of this Section 3 shall be reinstated; PROVIDED, HOWEVER, that in the event the Offeree determines at any time during such 60-day period, that the sale of all or any part of the remaining shares of Stock to the Offeror on the terms set forth in the original Notice of Intention to Sell is impractical, the Offeree can terminate the offer and reinstate the procedure provided in this Section 3 without waiting for the expiration of such 60-day period.

         SECTION 4. LEGEND ON STOCK CERTIFICATES. Each stock certificate representing shares of capital stock of the Company held by any Stockholder shall bear the following legend, until such time as the shares of Stock represented thereby are no longer subject to the provisions hereof:

         "The sale, transfer, assignment or other disposition of the securities represented by this certificate, and the exercise by the holders of such securities of voting rights with respect thereto, are subject to the terms and conditions of a Shareholder Agreement, dated as of August 25, 1995, among the Company and certain holders of its outstanding capital stock. Copies of such Agreement may be obtained, without cost, by written request made by the holder of record of this certificate to the Secretary of the Company."

         SECTION 5.  The Board of Directors; Corporate Transactions.
                     ----------------------------------------------

         (a) Each Investor absolutely and unconditionally agrees with the Company and with each of the other Investors to vote all shares of the capital stock of the Company of any class or series now or hereafter owned or controlled by such Investor, and otherwise to use his or its best efforts as a shareholder or as a director (if such Investor serves as such) of the Company, as follows:

             (i) to fix the number of directors on the Board of Directors of the Company at five (5);

             (ii) to elect to the Board of Directors of the Company (A) up to three (3) persons designated by the Investors, one of whom shall be the Chief Executive Officer of the Company, (B) one person designated by Hambro International Venture Fund II ("HIVF II"), for as long as HIVF II owns shares of Stock and (C) one person designated by Phoenix Technologies Ltd. ("PHOENIX"), for as long as Phoenix shall continue to hold shares of Preferred Stock, which person shall be Ronald Fisher, or such other person as shall be reasonably satisfactory to the other Investors; and

             (iii) in the event of the approval by a majority of the Board of Directors of the Company of any Corporate Transaction, to vote to approve or consent to such Corporate Transaction;

PROVIDED, HOWEVER, that none of Mytech Funds, L.P., PUSH Incorporated, ADD Venture Associates, L.P. or ADD Venture Associates II, L.P., or any Permitted Transferee of any such Investor with respect to any Stock transferred to such Permitted Transferee by such Investor, shall be required by clause (iii) above to vote to approve or consent to any Corporate Transaction approved by the Board of Directors of the Company.

         (b) Each person entitled to designate directors of the Company as provided in paragraph (a) of this Section 5 shall, prior to any election of the Board of Directors of the Company, furnish to each of the Investors a written notice identifying such person's director designees. If any such person shall for any reason fail or refuse to give any such written notice, the director then serving on the Board of Directors of the Company and previously designated by such person shall be re-elected by the Investors if such director is still eligible to serve as provided in this Agreement.

         As of the date of this Agreement, the Investors agree that the Board of Directors shall consist of the following persons:

                                       Robert E. Gilkes
                                       Richard A. D'Amore
                                       Ronald D. Fisher

         (c) No Investor shall vote to remove any member of the Board of Directors of the Company designated in accordance with the foregoing provisions of this Section 5, unless the person entitled to designate a director shall so vote or otherwise consent, and, if the designating person shall so vote or otherwise consent, then the non-designating parties shall likewise so vote.

         (d) Any vacancy on the Board of Directors of the Company created by the resignation, removal, incapacity or death of any person designated under the foregoing provisions of this Section 5 shall be filled by another person designated by the original designating party. Each Investor shall vote all shares of Stock owned or controlled by such Investor in accordance with each such new designation, and no such vacancy shall be filled in the absence of a new designation by the original designating party.

         (e) Directors shall be entitled to reimbursement by the Company for reasonable out-of-pocket expenses incurred in connection with their performance of duties as directors.

         SECTION 6.  Duration of Agreement.
                     ---------------------

         (a) The rights and obligations of each Stockholder under this Agreement shall terminate as to such Stockholder when the Group of which such Stockholder is a member has completed the transfer or other disposition of all shares of Stock owned by such Group in compliance with the terms of this Agreement.

         (b) This Agreement, and all of the rights and obligations of each of the parties under this Agreement, shall terminate upon, and shall be of no further force or effect from and after any Qualified Public Offering (as defined in the Purchase Agreement).

         (c) The termination of any rights and obligations hereunder of any party to this Agreement pursuant to paragraphs (a) or (b) of this Section 6 shall not impair or discharge any rights or obligations hereunder of any party to this Agreement which shall have arisen prior to the date of such termination.

         SECTION 7. SEVERABILITY; GOVERNING LAW. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions hereof shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         SECTION 8. BENEFITS OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, legal representatives and heirs.

         SECTION 9. NOTICES. All notices and communications to be given or otherwise made to any party to this Agreement, or to the Group of any such party, shall be deemed to be sufficient and effective when received in a written instrument, delivered in person or duly sent by registered mail, postage prepaid, return receipt requested, addressed to such party at the address specified below or at such other address as may hereafter be designated in writing by the addressee to the addressor:

         if to the Company:         Xionics Document Technologies, Inc.
                                    70 Blanchard Road
                                    Burlington, MA  01803
                                    Attention:  Chief Executive Officer

         if to the                  at their respective
         Securityholders:           addresses set forth in
                                    SCHEDULE I hereto;

         if to the                  at their respective addresses
         Investors:                 set forth in SCHEDULE II
                                    hereto.

         SECTION 10. MODIFICATION. Except as otherwise provided herein, neither this Agreement nor any provision hereof can be modified, changed, discharged or terminated, except by an instrument in writing signed by Stockholders holding or deemed to be holding more than fifty percent (50%) of the total number of all shares of Stock then held or deemed to be held by all Stockholders. So long as Phoenix holds any shares of Convertible Preferred Stock, the provisions of
Section 5(a)(ii)(C) shall not be modified, changed, discharged or terminated without the prior written consent of Phoenix.

         SECTION 11. CAPTIONS. The captions herein are inserted for convenience only and shall not define, limit, extend or describe the scope of this Agreement or affect the construction hereof.

         SECTION 12. AMENDMENT AND RESTATEMENT OF SHAREHOLDER AGREEMENT. This Agreement amends and restates, and supersedes in its entirety, the Amended and Restated Shareholder Agreement, dated as of November 8, 1994, among the Company and the holders of the Company's capital stock party thereto.

         SECTION 13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of any of the parties hereto. In the event that any provision of this Agreement shall be in conflict with any provisions of any stock purchase agreement between the Company and any of the Securityholders, the provisions of this Agreement shall prevail.

         SECTION 14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and in the month and year first above written.

                         THE COMPANY:
                         ------------

                         XIONICS DOCUMENT TECHNOLOGIES, INC.

                         By:
                            --------------------------------
                            Title:

                         SECURITYHOLDERS:
                         ----------------


                         -----------------------------------
                         Robert Gilkes


                         -----------------------------------
                         Ian S. Richardson


                         -----------------------------------
                         Edward Mallen


                         -----------------------------------
                         Robert Downs


                         -----------------------------------
                         Gerard Feeney


                         -----------------------------------
                         Frank Monaco


                         -----------------------------------
                         Rosemary Grande


                         -----------------------------------
                         Ian Richardson

                         INVESTORS:
                         ----------


                         MYTECH FUNDS, L.P.


                         By:
                            --------------------------------
                         Title:
                               -----------------------------


                         By:
                            --------------------------------
                         Title:
                               -----------------------------


                         PUSH INCORPORATED


                         By:
                            --------------------------------
                         Title:
                               -----------------------------


                         ADD VENTURE ASSOCIATES, L.P.


                         By:
                            --------------------------------
                         Title:
                               -----------------------------


                         ADD VENTURE ASSOCIATES II, L.P.


                         By:
                            --------------------------------
                         Title:
                               -----------------------------


                         PHOENIX TECHNOLOGIES LTD.


                         By:
                            --------------------------------
                         Title:

                         HAMBRO INTERNATIONAL VENTURE FUND II


                         By:
                            --------------------------------
                         Title: General Partner
                                ---------------


                         HAMBRO INTERNATIONAL VENTURE FUND
                           OFFSHORE II


                         By:
                            --------------------------------
                         Title: Attorney-In-Fact
                                ----------------


                         MONUMENT TRUST COMPANY


                         By:
                            --------------------------------
                         Title:

                                   SCHEDULE I
                                   ----------

                                       TO

                              SHAREHOLDER AGREEMENT
                           DATED AS OF AUGUST 25, 1995
                           ---------------------------

                                                               Options to
                                                               Purchase
                                                               (or Owned)
                                                               Common
SECURITYHOLDERS                                                Stock
- ---------------                                                -----

Robert Gilkes                                                  40,000
c/o Xionics Document
  Technologies, Inc.
70 Blanchard Road
Burlington, MA 01803

Edward Mallen                                                  222,965
c/o Xionics Document
  Technologies, Inc.
70 Blanchard Road
Burlington, MA  01803

Ian Richardson                                                 270,404(owned)
c/o Xionics Document
  Technologies, Inc.
70 Blanchard Road
Burlington, MA  01803

Robert Downs                                                   283,021
c/o Xionics Document
  Technologies, Inc.
70 Blanchard Road
Burlington, MA  01803

Gerard Feeney                                                  98,437
c/o Xionics Document
  Technologies, Inc.
70 Blanchard Road
Burlington, MA  01803

Frank Monaco                                                   115,000
c/o Xionics Document
  Technologies, Inc.
70 Blanchard Road
Burlington, MA  01803

Rosemary Grande                                                115,000
c/o Xionics Document
  Technologies, Inc.
70 Blanchard Road
Burlington, MA  01803

                                   SCHEDULE II
                                   -----------

                                       TO

                              SHAREHOLDER AGREEMENT
                           DATED AS OF AUGUST 25, 1995
                           ---------------------------


                                                           Class A         Class C
                                            Common         Preferred       Preferred
INVESTORS                                   Stock          Stock           Stock
- ---------                                   -----          -----           -----

Mytech Funds, L.P.                          -0-            -0-             516,085
c/o Mr. and Mrs. Frank C. Pao
Penthouse No. 1
10 Rowes Wharf
Boston, MA  02110

PUSH Incorporated                           -0-            -0-             344,056
c/o 2, Oxford Road
Kowloon, Hong Kong
Attention: Mr. Yunni Pao

ADD Venture Associates, L.P.                -0-            -0-             68,811
c/o Posternak, Blankstein & Lund
100 Charles River Plaza
Boston, MA  02109
Attention: Mr. Noel Posternak

ADD Venture Associates II, L.P.             -0-            -0-             34,406
c/o Posternak, Blankstein & Lund
100 Charles River Plaza
Boston, MA  02109
Attention: Mr. Noel Posternak

HAMBRO INTERNATIONAL                        -0-            1,773,009       761,052
  VENTURE FUND II
ATTN: Mr. William J. Geary
404 Wyman Street
Suite 365
Waltham, MA  02154

                                                           Class A         Class C
                                            Common         Preferred       Preferred
INVESTORS                                   Stock          Stock           Stock
- ---------                                   -----          -----           -----

HAMBRO INTERNATIONAL                        -0-            363,146         161,934
  VENTURE FUND OFFSHORE II
ATTN: Mr. William J. Geary
404 Wyman Street
Suite 365
Waltham, MA  02154

MONUMENT TRUST COMPANY                      524,284        282,455         122,585
ATTN: Mr. David Skok
c/o Watermark Software Inc.
129 Middlesex Turnpike
Burlington, MA 01830

PHOENIX TECHNOLOGIES LTD.                   -0-            1,184,695       653,707
ATTN: Ronald Fisher
846 University Avenue
Norwood, MA  02062